Virtus Stone Harbor Strategic Income Fund

a series of Virtus Opportunities Trust

Supplement dated December 12, 2023, to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the fund named above, each dated September 28, 2023, as supplemented

Important Notice to Investors

The previously announced liquidation of Virtus Stone Harbor Strategic Income Fund is now expected to take place on or about January 30, 2024.

Please see the supplement dated November 1, 2023 for additional details regarding the liquidation, including information about the exchange or redemption of your shares.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VOT 8470 SHIP SI Liquidation Date Change Supplement (12/2023)